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                                                                   EXHIBIT 99.01

THE ST JOE COMPANY
CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
EXHIBIT 99.01

Certification

         Pursuant to 18 USC ss. 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Peter S. Rummell
                                            -----------------------
                                            Peter S. Rummell
                                            Chief Executive Officer

Dated: May 14, 2003

         The foregoing certificate is being furnished solely pursuant to 18 USC ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Certification

         Pursuant to 18 USC ss. 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Kevin M. Twomey
                                            -----------------------
                                            Kevin M. Twomey
                                            Chief Financial Officer

Dated: May 14, 2003

         The foregoing certificate is being furnished solely pursuant to 18 USC ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.